UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    March 23, 2005
                                                  --------------------


                                BriteSmile, Inc.
             (Exact name of registrant as specified in its charter)


      Utah                        0-17594                       87-0410364
     ------                      ---------                     ------------
 (State or other                (Commission                  (I.R.S. Employer
 jurisdiction of               file number)                 Identification No.)
 incorporation)


           490 North Wiget Lane
         Walnut Creek, California                                      94598
        --------------------------                                    -------
 (Address of principal executive offices)                           (Zip Code)


       Registrant's telephone number, including area code: (925) 941-6260



                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 2.02         Results of Operations and Financial Condition

On March 23, 2005, BriteSmile, Inc. issued a press release announcing its financial results for the thirteen weeks and full year ended December 25, 2005. The release also announced that executives of the company would discuss these results with investors on a conference call broadcast over the World Wide Web and by telephone and provided access numbers, dates and times for the conference call. A copy of the press release is furnished herewith as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference. The company will also post this document on its corporate website, www.britesmile.com, under the "company" link.

The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Current Report contains is material investor information that is not otherwise publicly available.


Item 9.01         Financial Statements and Exhibits

(c)      Exhibits

Exhibit 99        Press release issued by BriteSmile, Inc. dated March 23, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                BriteSmile, Inc.


                                 By:    /s/  Ken Czaja
                                     -----------------------------
                                         Ken Czaja
                                         Chief Financial Officer


Date:  March 23, 2005

                                  Exhibit Index


Exhibit 99   Press release issued by BriteSmile, Inc. dated March 23, 2005